                                  SCHEDULE 14C
                                 (RULE 14C-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]      Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]      Definitive Information Statement

                            MINDSET INTERACTIVE CORP.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)      Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

(2)      Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

(4)      Proposed maximum aggregate value of transaction:
                                                          ----------------------

(5)      Total fee paid:
                         -------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:
                                 -----------------------------------------------

(2)      Form, Schedule or Registration Statement No.:
                                                       -------------------------

(3)      Filing Party:
                       ---------------------------------------------------------

(4)      Date Filed:
                     -----------------------------------------------------------

                            MINDSET INTERACTIVE CORP.
                           5 Corporate Park, Suite 160
                            Irvine, California 92606

To Our Shareholders:

         This Information Statement is being mailed to the shareholders of Mindset Interactive Corp., a Nevada corporation (the "Company") pursuant to the requirements of Regulation 14C under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in connection with an action taken by written consent of the holders of a majority of the outstanding voting stock of our Company.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         On April 26, 2002, the holders of a majority of the outstanding voting securities (the "Consenting Shareholders") of our Company executed a written consent approving the following action by our Company:

         The execution and performance by our Company of the Corporate Separation Agreement and Mutual General Releases, dated as of April 15, 2002, and entered into by and among our Company, Mindset Interactive, Inc. ("MII"), a Nevada corporation and a wholly-owned subsidiary of our Company, and Vinay Jatwani, Mike Sullivan and Scott Walker (collectively, the "Shareholders"), pursuant to which Mindset will sell to the Shareholders all of the outstanding shares of common stock, $0.001 par value per share, of MII (the "MII Shares") in exchange for the cancellation of 6,484,645 shares of our common stock, $0.001 par value per share, beneficially owned by the Shareholders. Each of the Shareholders is also an officer and director of both our Company and MII.

         The Board of Directors of our Company had previously approved the above action and fixed the close of business on April 9, 2002 as the record date for the determination of shareholders entitled to vote with respect to the above action. The Consenting Shareholders, whose shares represent approximately 60.9% of our Company's voting securities entitled to vote, have consented to the above action. Therefore, no special meeting of shareholders will be held.

         This Information Statement is being first sent or given to shareholders of our Company on or about May 30, 2002.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        /S/ SCOTT WALKER
                                        ----------------------------------------
                                        Scott Walker, President
Irvine, California
May 16, 2002

                            MINDSET INTERACTIVE CORP.
                           5 Corporate Park, Suite 160
                            Irvine, California 92606

                           ___________________________

                              INFORMATION STATEMENT
                           ___________________________


         The Board of Directors of MINDSET INTERACTIVE CORP., a Nevada corporation (the "Company") is furnishing this Information Statement to shareholders in connection with the approval of the Corporate Separation Agreement and Mutual General Releases (the "Corporate Separation Agreement"), dated as of April 15, 2002, and entered into by and among our Company, Mindset Interactive, Inc. ("MII"), a Nevada corporation and a wholly-owned subsidiary of our Company, and Vinay Jatwani, Mike Sullivan and Scott Walker (collectively, the "Shareholders"), pursuant to which our Company will sell to the Shareholders all of the outstanding shares of common stock, $0.001 par value per share, of MII (the "MII Shares") in exchange for the cancellation of 6,484,645 shares of our common stock, $0.001 par value per share, beneficially owned by the Shareholders. Each of the Shareholders is also an officer and director of both our Company and MII.

         This Information Statement is first being sent on or before the close of business on May 30, 2002, to shareholders of record as of April 9, 2002 (the "Record Date"). On April 26, 2002, the holders of a majority of the outstanding voting securities of our Company on the Record Date (the "Consenting Shareholders") executed written consents approving the above action. Our Company will cause the sale of the MII Shares and the Corporate Separation Agreement to become effective 20 days after this Information Statement is first sent to the shareholders.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY


                              QUESTIONS AND ANSWERS

         Q:       What am I being asked to approve?

         A: You are not being asked to approve anything. This Information Statement is being provided to you solely for your information. Shareholders holding a majority of the outstanding voting common stock of our Company have already approved the sale of the MII Shares and the Corporate Separation Agreement.

         Q:       Who can I call with questions?

         A:       Please call Vinay Jatwani at (949) 419-0262.

                               GENERAL INFORMATION

OUTSTANDING SHARES AND VOTING RIGHTS

         On April 9, 2002, our Board of Directors unanimously approved and authorized by written consent, subject to shareholder approval, the sale of the MII Shares to the Shareholders and the Corporate Separation Agreement, which the Board of Directors deemed to be in the best interest of our Company and our shareholders. The Board of Directors further authorized the preparation and circulation of this Information Statement and a shareholders' consent to the holders of a majority of the outstanding shares of our common stock.

         MII constitutes all of our Company's assets, business and operations. As a result, the transactions contemplated by the Corporate Separation Agreement may constitute a sale of substantially all of the property and assets of our Company within the meaning of Section 78.565 of the Nevada Revised Statutes. Because a transaction subject to Section 78.565 requires the approval of a majority of the corporation's outstanding voting shares, the Board of Directors of our Company obtained approval for this transaction by written consent of shareholders holding a majority of the shares of our Company's common stock.

         There are currently 18,594,217 shares of our common stock issued and outstanding, and each share of our common stock is entitled to one vote. Except for the common stock, there is no other class of voting securities outstanding at this date. As of April 26, 2002, shareholders holding 11,316,137 shares, representing approximately 60.9% of the outstanding voting securities of our Company, have provided their written consent to the sale of the MII Shares and the Corporate Separation Agreement.

         In addition to the above requirement, Section 78.140 of the Nevada Revised Statutes provides that any transaction between a corporation and one or more of its directors or officers is not void or voidable if the fact of common directorship, office or financial interest is known to the shareholders, and they approve or ratify the contract or transaction in good faith by a majority vote of shareholders holding a majority of the voting power. The votes of the common or interested directors or officers must be counted in any such vote of shareholders.

         There will not be any material differences in the rights of shareholders of our Company as a result of the sale of the MII Shares. There are no rights of appraisal or similar rights of dissenting shareholders with respect to the sale of the MII Shares.

            SHAREHOLDERS ARE URGED TO READ THIS INFORMATION STATEMENT
                    AND THE EXHIBIT HERETO IN THEIR ENTIRETY.

                        EXPENSES OF INFORMATION STATEMENT

         The expenses of mailing this Information Statement will be borne by our Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the

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

beneficial owners of our common stock held of record by such persons and that our Company will reimburse them for their reasonable expenses incurred in connection therewith.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of April 26, 2002, certain information as to shares of our common stock owned by (i) each person known to beneficially own more than 5% of the outstanding common stock, (ii) each of our directors, and named executive officers, and (iii) all of our executive officers and directors as a group. Unless otherwise indicated, the address of each named beneficial owner is the same as that of our Company's principal executive offices located at 5 Corporate Park, Suite 160, Irvine, California 92606.

                                            NUMBER OF                PERCENTAGE
         SHAREHOLDER (1)                    SHARES (2)               OWNERSHIP
         ---------------                    ----------               ---------
         Vinay Jatwani                      2,084,645                  11.2%
         Mike Sullivan                      2,200,000                  11.8%
         Scott Walker                       2,200,000                  11.8%
         All Officers and Directors
            as a Group (3 persons)          6,484,645                  34.9%

----------
(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the Securities and Exchange Commission (the "Commission"), shares of common stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, or other rights, are deemed outstanding for purposes of computing shares beneficially owned by and the percentage ownership of each such person and group. However, such shares are not deemed outstanding for purposes of computing the shares beneficially owned by or percentage ownership of any other person or group.
(2) Unless otherwise noted, all shares listed are owned of record and the record owner has sole voting and investment power, subject to community property laws where applicable.

                     APPROVAL OF THE SALE OF THE MII SHARES
                     AND THE CORPORATE SEPARATION AGREEMENT

         Our Board of Directors authorized the sale of the MII Shares and approved the material terms of the Corporate Separation Agreement by written consent dated April 9, 2002. A copy of the Corporate Separation Agreement is attached hereto as Exhibit "A."

         As of the Record Date for this transaction, our Company had outstanding approximately 18,594,217 shares of common stock, of which the Shareholders beneficially own 6,484,645 shares. On April 26, 2002, shareholders holding 11,316,137 shares of our common stock, representing 60.9% of the issued and outstanding shares of our voting stock, approved by written consent in lieu of a meeting the sale of the MII Shares and the Corporate Separation Agreement. As a result, the sale of the MII Shares and the Corporate Separation Agreement were approved by a majority of the shares of voting stock as required by Nevada law.

                     BACKGROUND OF AND REASONS FOR THE SALE

         In July 2000, MII entered into an investment banking agreement pursuant to which the investment banker was to provide funding to MII in the amount of $2,500,000 in consideration for the issuance of shares to the investment banker representing 60% of the outstanding common stock of MII. In March 2001, our Company acquired all of the outstanding shares of MII from the Shareholders pursuant to the terms of a stock purchase agreement.

         As the investment banker only raised a portion of the funds it committed to raise in the investment banking agreement, our Company must seek additional funds to continue operations and to grow our business. The investment banker has acknowledged its inability to raise further capital to fulfill its original obligation. Since November 2001, our Board of Directors has been exploring various strategic alternatives for raising capital under our Company's present capital structure. However these efforts have been unsuccessful. Under our present financial condition, management does not believe that our Company can continue to grow and meet our strategic objectives or achieve profitability.

         In April 2002, the Shareholders offered to acquire MII in exchange for the cancellation of approximately 6,484,645 shares of our common stock, essentially reversing the original stock purchase agreement. On April 9, 2002, our Board of Directors approved the terms of the Corporate Separation Agreement. The Board of Directors believes the separation is a more favorable alternative for our Company and our shareholders than a possible reorganization or bankruptcy. The proposed sale of the MII Shares was submitted and approved by written consent of holders of our common stock holding a majority of our Company's voting stock, in compliance with the requirements of Nevada law.

         Following the consummation of the transactions contemplated by the Corporate Separation Agreement, our Company will no longer have any revenue generating assets or operations but will be free to seek new acquisition or business opportunities under new management. The Shareholders will at that time be the sole owners of MII and will resign from all positions as officers and directors of our Company.

                              NO DISSENTERS' RIGHTS

         Under the Nevada Revised Statutes, the corporate actions described in this Information Statement will not afford to our shareholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

                              AVAILABLE INFORMATION

         We are subject to the informational requirements of the Exchange Act, and accordingly file reports and other information with the Commission relating to our business, financial statements and other matters. Reports and information filed pursuant to the informational requirements of the Exchange Act and other information filed with the Commission can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. Copies of our filings may also be obtained electronically by visiting the Commission's web site on the Internet at http://www.sec.gov.

                           COMPANY CONTACT INFORMATION

         All inquiries regarding our Company should be addressed to our Company's principal executive offices: Mindset Interactive Corp., 5 Corporate Park, Suite 160, Irvine, California 92606, Attention: President; telephone (949) 419-0262.

                                    EXHIBIT A
           CORPORATE SEPARATION AGREEMENT AND MUTUAL GENERAL RELEASES

         THIS CORPORATE SEPARATION AGREEMENT AND MUTUAL GENERAL RELEASES (this "Agreement") is made and entered into as of this 15th day of April 2002 by and among MIKE SULLIVAN ("Sullivan"), SCOTT WALKER ("Walker") and VINAY JATWANI ("Jatwani") (collectively, the "Shareholders") and MINDSET INTERACTIVE, INC., a California corporation and wholly-owned subsidiary of the Company ("Mindset") on the one hand, and MINDSET INTERACTIVE CORP., a Nevada corporation (formerly Ecklan Corporation) (the "Company"), on the other hand.

                                    RECITALS

         A. The Company is a reporting company under the Securities Exchange Act of 1934, as amended.

         B. Pursuant to a Share Purchase Agreement by and among the Company, Mindset and the Shareholders dated January 16, 2001 (the "Purchase Agreement"), the Company purchased all of the issued and outstanding shares of Mindset (the "Mindset Shares") from the Shareholders in consideration for the issuance to the Shareholders of 7,000,145 shares of the Company's common stock (the "Company Shares").

         C. The parties hereto wish to reverse the share exchange made pursuant to the Purchase Agreement.

         D. Each of the parties hereto desires to enter into a full and final settlement and mutual general release of each and all claims each party has against the other parties.

         NOW, THEREFORE, in consideration of the promises hereinafter set forth and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. SHARE CANCELLATION AND TRANSFER.

         1.1 The Shareholders hereby agree to return and surrender to the Company for immediate cancellation 6,484,645 shares of the Company's common stock (the "Shares").

         1.2 In consideration for the return and surrender of the Shares, the Company hereby agrees to:

         (a) Transfer to the Shareholders or their designees, as set forth in Schedule "A" hereto, the Mindset Shares.

         (b) Pay to the trust account of Jeffers, Shaff & Falk, LLP an amount equal to US$25,000, by check or wire transfer of immediately available funds, which funds will be applied to pay for the costs associated with the audit of the Company and Mindset's financial statements to be filed with the Form 10-KSB for the fiscal year ended December 31, 2001.

2. ROYALTY.

         2.1 Mindset hereby agrees to pay the Company a royalty equal to five percent (5%) of all net profits of Mindset (the "Royalty") pursuant to Section
2.2 below.

         2.2 The Royalty will be calculated based on the after-tax net profits realized by Mindset commencing with the fiscal year ended December 31, 2002 and terminating on the earlier to occur of (a) the tenth (10th) anniversary of the date of this Agreement or (b) upon the Company's receipt of an aggregate of US$2,000,000 in Royalty payments.

         2.3 The Royalty will be payable on an annual basis within 60 days of the end of the Company's fiscal year.

3. LIABILITIES OF MINDSET.

         3.1 Mindset hereby represents that the Accounts Payable list attached hereto as Schedule "B" presents fairly the liabilities of Mindset as at the date hereof.

         3.2 Mindset hereby represents that the Accounts Receivable list attached hereto as Schedule "C" presents fairly the receivables of Mindset as at the date hereof.

         3.3 Mindset and the Shareholders hereby acknowledge that the receivables listed in Schedule "C" will be used by Mindset to extinguish the payables listed in Schedule "B" and that the Company shall in no way indemnify Mindset nor shall it accept any obligation on behalf of Mindset with respect to its payables.

         3.4 Mindset agrees to indemnify and hold harmless the Company from and against all claims, costs, expenses and/or judgments arising from the civil action filed in Jackson County, Missouri, entitled VIRTUMUNDO, INC. V. MINDSET INTERACTIVE, INC. AND INURV, INC. (the "Action"). The Company agrees that Mindset will be responsible for selecting and retaining counsel to represent the Company in the Action, if necessary, provided that the Company will cooperate reasonably with counsel in the defense of the Action, including in connection with discovery and/or trial.

4. LIABILITIES OF COMPANY. The Company hereby agrees to assume the liability of Mindset under the terms of two (2) promissory notes dated October 13, 2000 and December 18, 2000 for an aggregate principal amount of $550,000.

5. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS. The Shareholders represent and warrant as follows:

         5.1 All Company Shares owned by the Shareholders are owned free and clear of all liens, charges, encumbrances and security interests.

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

         5.2 The Shareholders do not beneficially own any of the assets of the Company.

         5.3 Except as set forth in this Agreement, the Company does not have any liability or obligation, contingent or otherwise, to the Shareholders.

         5.4 The Shareholders do not have any options, warrants or other rights to acquire any of the Company's shares.

         5.5 No person has any option, warrant or other right to acquire any of the Company's Shares from the Shareholders.

         5.6 There are no actions, suits or proceedings pending or threatened against or affecting the Shareholders with respect to the Company Shares.

6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants as follows:

         6.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

         6.2 The Mindset Shares to be delivered to the Shareholders are owned by the Company free and clear of all liens, charges, encumbrances and security interests.

         6.3 No person has any option, warrant or other right to acquire any of the Mindset Shares from the Company.

         6.4 There are no actions, suits or proceedings pending or threatened against or affecting the Company with respect to the Mindset Shares.

         6.5 The Company hereby acknowledges that it is a holding company and that Mindset is its sole operating subsidiary. The Company also hereby acknowledges that Mindset owns all rights, title and interest in and to the operating assets of Mindset, including, but not limited to, those set forth on Schedule "D".

         6.6 The Company hereby undertakes to obtain all required corporate and shareholder consents to the transactions contemplated in this Agreement.

7. CLOSING.

         7.1 The closing (the "Closing") shall take place on April 12, 2002 (the "Closing Date") at the offices of Jeffers, Shaff & Falk, LLP, 18881 Von Karman Ave., Suite 1400, Irvine, California 92612 at 10:00 am or at such other time and place as the parties may mutually agree.

         7.2 At the Closing:

                  (a) The Shareholders shall deliver to the Company the certificates representing the Shares duly endorsed in blank for transfer or with a stock power of attorney (in either case with the signature guaranteed by the appropriate official).

                  (b) The Company shall deliver to the Shareholders share certificates representing the Mindset Shares duly endorsed in blank for transfer or with a stock power of attorney (in either case with the signature guaranteed by the appropriate official).

         7.3 CONDITION TO CLOSING. Concurrently with the execution of this Agreement, Mindset shall enter into a Memorandum Agreement with No. 130 Corporate Ventures Ltd., a form of which is attached hereto as Exhibit "A."

8. RELEASE OF CLAIMS; INDEMNIFICATION.

         (a) MUTUAL RELEASE. In consideration of and conditioned upon receipt of the full and complete consideration and performance of all conditions set forth herein, the Company, Mindset and the Shareholders shall mutually release each other, their past, present or future parent corporations, subsidiaries, predecessors, affiliates, partners, successors, assigns, associates, employees, independent contractors, officers, directors, shareholders, agents and attorneys, whether DE FACTO or DE JURE, and any of their successors and assigns and legal representatives, and any of their heirs, executors, administrators, or any person claiming by, through, or on behalf of any of them, in whatever capacity, either personal or representative, and each of them, from any and all manner of action or actions, cause or causes of action, suits, debts, liabilities, demands, agreements, sums of money in controversy, damages, accounts, reckonings and liens of every kind or nature whatsoever, whether known, suspected or unsuspected, which they shall have, own or hold, which they at any time heretofore had, owned or held, or could, shall or may hereafter own, or hold, by reason of, arising out of, or in connection with such matters which relate to or in any way arise out, or could relate to or arise out of, their business relationship to the date of this Agreement (collectively, the "Claim" or "Claims"). From and after the date hereof, neither the Company, Mindset, nor the Shareholders, nor their successors or assigns, shall have any Claim of any kind or nature on or against each other, their legal successors and assigns, their heirs, executors, administrators, and personal representatives, employees, or agents directly or indirectly on any such matter or cause, fact, thing, act or omission existing, done or admitted to be done at any time whatsoever to and including the date hereof, on matters related to or in any way arising out of or which could relate to or arise out of their business relationship to the date of this Agreement, but excluding their obligations hereunder.

         (b) FUTURE CLAIMS. Except as to the executory provisions of this Agreement, the parties each acknowledge that they are aware of the fact that it is the intention of the parties hereto, in which intention each of the parties agree, that, upon execution by the parties, this Agreement shall be effective as a full and final accord and satisfaction in settlement of and as a bar to, any and all Claims heretofore referred to and released which any party hereto has, may have in the future, or has had against the other party hereto. In connection with such waiver and relinquishment, the parties hereto acknowledge that each is aware that they or their attorneys may hereafter discover facts different from or in addition to, facts known and believed true with respect to the subject matter of this Agreement, but that it is each party's intention hereby to fully, finally, absolutely and forever settle any and all Claims, heretofore referred to, disputes and differences which do exist, may exist or heretofore have existed between any of the parties to this Agreement and that, in furtherance of such intention, the releases herein given shall be and remain in effect as full and complete releases, notwithstanding the discovery of any such different or additional facts. Therefore, each of the parties hereto acknowledge that each has been informed by their respective attorneys and advisors of, and each is familiar with, Section 1542 of the CIVIL CODE of the State of California, which provides as follows:

                  "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing a release, which if known by him must have materially affected his settlement with the debtor."


         Each of the parties does hereby waive and relinquish all rights and benefits each has or may have under Section 1542 of the CIVIL CODE of the State of California, to the fullest extent that each may lawfully waive such rights and benefits pertaining to the subject matter of this Agreement, and acknowledges that this waiver is a material inducement to the other party's execution of the Agreement.

         (c) INDEMNIFICATION. In the event any of the Shareholders were, are or become a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a claim by reason of (or arising in part out of) an Indemnifiable Event (as defined below), the Company shall indemnify each such Shareholder to the fullest extent permitted by law against any and all reasonable expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such expenses, judgments, fines, penalties or amounts paid in settlement) of such claim. For purposes of this Agreement, "Indemnifiable Event" means any event or occurrence that takes place either prior to or after the execution of this Agreement related to the fact that such Shareholder(s) are or were, is or was an officer, director, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by such Shareholder in any such capacity.

9. NO PENDING OR FUTURE LAWSUITS. Each of the parties hereto represents that he or it has no lawsuits, claims or actions pending in his or its name, or on behalf of any other person or entity, against the other parties or any other person or entity referred to herein. Each of the parties hereto also represents that he or it does not intend to bring any claims on his or its own behalf or on behalf of any other person or entity against the other parties hereto or any other person or entity referred to herein.

10. NO ADMISSION OF LIABILITY. No action by the parties hereto, either previously or in connection with this Agreement, shall be deemed or construed to be an admission of the truth or falsity of any matter pertaining to any Claim referred to herein or relating to the subject matter of this Agreement, or an acknowledgment by any of the parties of any liability to the other parties hereto, or to any other person.

11. CONFIDENTIALITY. The parties and their attorneys expressly agree that they shall keep the terms and conditions of this Agreement confidential, and that neither the parties, nor their attorneys, agents or employees, shall disclose those terms and conditions to any other person unless compelled by law to do so; provided, however, that they may disclose the terms and conditions of this Agreement to tax or financial advisors and to legal counsel, on condition that each of those individuals expressly agrees not to disclose the terms and conditions of this Agreement to anyone else.

12. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding and extend to and inure to the benefit of the partners, employees, legal successors, assigns, heirs, executors, and administrators of each of the parties, including, without limitation, any partnerships, corporations or other entities in which any of them have a controlling interest or position, and shall also be binding upon their agents, servants, representatives, attorneys and persons acting for them or on their behalf.

13. COMPLETE DEFENSE. This Agreement may be used by any one or more of the parties hereto as a full and complete defense to, and the parties hereby consent that it may be used as the basis for an injunction against, any action, suit or other proceeding based on any Claim released by this Agreement as to any one or more of the parties.

14. ENTIRE AGREEMENT. This Agreement is the entire agreement between the parties hereto relating to the subject matter hereof and supersedes and replaces all prior negotiations or proposed agreements, written or oral, relating thereto. Each of the parties hereto acknowledges that no other party, nor any agent or attorney of any other party, has made any promise, representation or warranty whatsoever, express or implied, not contained herein concerning the subject matter hereof, to induce them to execute this Agreement in reliance upon any such promise, representation or warranty not contained herein. No provision of this Agreement may be amended or added hereto except by an agreement in writing signed by all parties hereto or their respective successors-in-interest.

15. REPRESENTATIONS OR WARRANTIES. Each of the parties represents and warrants that (1) he or it is the sole and absolute owner of the Claim or Claims and that he or it has not heretofore nor will in the future, assign or transfer or purport to assign or transfer to any person or entity, either voluntarily or involuntarily, the Claim or Claims, or portion thereof; (2) that each party has full authority to release and forever discharge the Claim or Claims and to execute this Agreement and bind himself or itself to this Agreement by execution hereof; and (3) that to the best of his or its knowledge, the execution and delivery of this Agreement will not violate any agreement, court order, administrative order of any governmental entity, or any law or governmental regulation.

16. TIME IS OF THE ESSENCE. Time is of the essence as to the performance of all obligations herein.

17. COUNTERPARTS; SEVERANCE. This Agreement may be executed in any number of counterparts, including electronically transmitted counterparts, and if so executed, each such counterpart shall have the same force and full effect of an original. If any term or provision of this Agreement is determined to be invalid or unenforceable, the remaining terms and provisions shall not be affected thereby and shall remain in full force and effect to the maximum extent permitted by law.

18. SURVIVAL. All the agreements, representations, warranties and obligations of the parties set forth in this Agreement shall survive the execution of this Agreement.

19. CHOICE OF LAW. This Agreement shall be governed by and construed under the laws of the State of California, without regard to its conflict of law rules.

20. ATTORNEYS' FEES; ARBITRATION. In the event that a dispute arises between the parties regarding or relating to this Agreement, the prevailing party shall be entitled to recover the full amount of their attorneys' fees, expert fees and costs incurred in connection with such dispute. Any dispute between the parties hereof shall be submitted to arbitration under the rules of the American Arbitration Association in the office of such association handling matters arising in the County of Orange, State of California.

21. GOOD FAITH. The parties shall act reasonably and in good faith in carrying out all terms and conditions contained in this Agreement.

22. REPRESENTATION BY COUNSEL. Each party hereto acknowledges and represents to the other that he or it has had the advice of attorneys of its own choosing in connection with the evaluation of the dispute and the negotiation and execution of this Agreement, and has had an adequate opportunity to consider this Agreement, understand it and voluntarily accept its terms.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                             "Company"

                                             Mindset Interactive Corp.,
                                             a Nevada corporation



                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Its:
                                                 -------------------------------

                                             "Mindset"

                                             Mindset Interactive, Inc.,
                                             a California corporation



                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Its:
                                                 -------------------------------
                                             "Shareholders"



                                             /S/ VINAY JATWANI
                                             -----------------------------------
                                             VINAY JATWANI



                                             /S/ SCOTT WALKER
                                             -----------------------------------
                                             SCOTT WALKER



                                             /S/ MIKE SULLIVAN
                                             -----------------------------------
                                             MIKE SULLIVAN

                                             SCHEDULE "A"
                                             ------------
                              SCHEDULE OF TRANSFEREES OF MINDSET SHARES

---------------------------------- --------------------------------- --------------------------------
Name and Address                        Number of Shares to be         Percentage of Shares to be
of Transferee                                Transferred                       Transferred
---------------------------------- --------------------------------- --------------------------------
Mike Sullivan                                 2,450,051                            35%
427 East 17th Street
Costa Mesa, CA 92627
---------------------------------- --------------------------------- --------------------------------
Scott Walker                                  2,450,051                            35%
427 East 17th Street
Costa Mesa, CA  92627
---------------------------------- --------------------------------- --------------------------------
Vinay Jatwani                                 2,100,043                            30%
427 East 17th Street
Costa Mesa, CA  92627
---------------------------------- --------------------------------- --------------------------------

TOTAL                                         7,000,145                           100%
---------------------------------- --------------------------------- --------------------------------

                                                         SCHEDULE "B"
                                                         ------------
                                                    ACCOUNTS PAYABLE LIST

                                    CURRENT         1 - 30         31 - 60        61 - 90          > 90            TOTAL
                                  -------------  -------------   ------------   -------------  -------------   --------------
   ADVERTISING.COM                        0.00           0.00           0.00            0.00           0.00             0.00
   AIRBORNE EXPRESS                       0.00         166.32           0.00            0.00           0.00           166.32
   ALLEGIANCE TELECOM                 1,569.86           0.00           0.00            0.00           0.00         1,569.86
   AMERICAN OFFICE CENTERS                0.00         249.00           0.00            0.00           0.00           249.00
   AUDIO GALAXY                      27,376.50           0.00           0.00            0.00           0.00        27,376.50
   BLACKSTONE                             0.00      13,397.00           0.00            0.00           0.00        13,397.00
   CLEAR BLUE MEDIA                       0.00           0.00           0.00            0.00           0.00             0.00
   DIMECLICKS                             0.00           0.00           0.00            0.00           0.00             0.00
   E&E COMMUNICATIONS                     0.00       1,000.00           0.00            0.00           0.00         1,000.00
   ENTERTAINDOM                           0.00           0.00           0.00            0.00           0.00             0.00
   FLIPSIDE                               0.00           0.00           0.00          750.60      14,832.40        15,583.00
   HASKELL & WHITE                   22,500.00           0.00           0.00        4,060.00           0.00        26,560.00
   HEADSETS.COM                           0.00         264.86           0.00            0.00           0.00           264.86
   HOST PRO                               0.00       3,990.00           0.00            0.00       3,990.00         7,980.00
   IMPERIAL PREMIUM FINANCE           6,448.77           0.00           0.00            0.00           0.00         6,448.77
   INTERNETFUEL                           0.00           0.00           0.00        1,293.54           0.00         1,293.54
   JATWANI, VINAY                         0.00         628.56           0.00            0.00           0.00           628.56
   JEFFERS, SHAFF, & FALK            12,180.00      13,593.12           0.00          979.31           0.00        26,752.43
   L90 INC.                               0.00           0.00           0.00            0.00           0.00             0.00
   LANIER                                 0.00           0.00       2,269.65            0.00           0.00         2,269.65
   LIFEMINDERS.COM                        0.00           0.00           0.00            0.00           0.00             0.00
   LUCKYSURF.COM                          0.00           0.00           0.00            0.00       9,000.00         9,000.00
   MAGELLAN STRATEGIC MKTG.               0.00           0.00           0.00            0.00           0.00             0.00
   NATIONAL DATA SERVICES            50,032.67      24,167.29     -11,732.44       24,076.15      10,813.36        97,357.03
   NEOPETS                            5,294.90      24,298.95       1,002.32            0.00           0.00        30,596.17
   PALADIN GLOBAL GROUP                   0.00           0.00           0.00            0.00       7,652.44         7,652.44
   PSBUSINESS PARKS                   7,228.00           0.00           0.00            0.00           0.00         7,228.00
   RACE TECHNOLOGIES                  2,800.00         300.00           0.00            0.00           0.00         3,100.00
   VIAPOINTE                              0.00           0.00       1,350.00            0.00           0.00         1,350.00
   VISIONAIRE                             0.00       2,880.00         205.50            0.00           0.00         3,085.50
   WEBCLIENTS.NET                         0.00           0.00           0.00            0.00           0.00             0.00
   WESTON MERCHANDISING CORP.             0.00           0.00           0.00            0.00           0.00             0.00
   ZMEDIA                                 0.00           0.00           0.00            0.00         301.00           301.00
   ZONFIRE                                0.00           0.00           0.00            0.00           0.00             0.00
                                  -------------  -------------   ------------   -------------  -------------   --------------
TOTAL                               135,430.70      84,935.10      -6,904.97       31,159.60      46,589.20       291,209.63

     ACCRUED COS (POSSIBLE DISPUTES)                                                                               75,000.00
     3/5 PAYROLL                                                                                                   34,000.00
                                                                                                               --------------

TOTAL                                                                                                             400,209.63
                                                                                                               ==============

                                                SCHEDULE "C"
                                                ------------
                                          ACCOUNTS RECEIVABLE LIST

                                CURRENT      1 - 30      31 - 60     61 - 90       > 90            TOTAL
                               ----------   ---------- ------------ ----------- -----------     ------------
    1800FLOWERS                 4,931.17         0.00         0.00        0.00        0.00         4,931.17
    AADCOM                          0.00     4,472.45     3,670.07   10,296.80    3,657.37        22,096.69
    AD POWER ZONE                 136.73         0.00         0.00        0.00       97.44           234.17
    ADDYNAMIX                   1,492.00     1,100.80         0.00        0.00        0.00         2,592.80
    ADSTOP                          0.00    23,938.53         0.00        0.00        0.00        23,938.53
    ADVERTISING                 6,937.09     3,953.03         0.00        0.00        0.00        10,890.12
    ARGONAUT INTERACTIVE        1,316.48         0.00         0.00        0.00        0.00         1,316.48
    AUTOFUSION                  1,575.00         0.00         0.00        0.00        0.00         1,575.00
    AVENUE A                      110.00         0.00         0.00        0.00        0.00           110.00
    BAY9                            0.00         0.00       882.80    3,583.52    1,921.80         6,388.12
    BELMONT WEB SERVICES            0.00      -730.00         0.00        0.00        0.00          -730.00
    BETTERGOLF                      0.00         0.00         0.00        0.00   12,148.75        12,148.75
    BIDCLIX                         0.00         0.00         0.00      137.46        0.00           137.46
    BLACKSTONE DATA CORP            0.00         0.00         0.00        0.00        0.00             0.00
    BLS FUNDING                     0.00         0.00         0.00        0.00    2,195.50         2,195.50
    CIMO                          771.15         0.00         0.00        0.00        0.00           771.15
    COLUMBUS INTERNET               0.00     1,314.75         0.00        0.00        0.00         1,314.75
    ADVERTISING
    COMMUNICATE.COM, INC.           0.00         0.00         0.00        0.00        0.00             0.00
    CUSTOMOFFERS                  831.48         0.02         0.00        0.00        0.00           831.50
    DIGITAL ROOT                2,700.24     1,678.78     3,497.84        0.00        0.00         7,876.86
    DIRECT MEDIA BUYERS         2,052.40       819.52       362.39        0.00        0.00         3,234.31
    EDEMOGRAPHICS                   0.00         0.00         0.00       73.10        0.00            73.10
    EMANAGEMENT GROUP               0.00         0.00         0.00   -2,000.00        0.00        -2,000.00
    EPIC RESORT                     0.00         0.00         0.00        0.00        0.00             0.00
    FINDWHAT                        0.00     1,792.22         0.00       71.46      214.06         2,077.74
    FLASH SPOT                    619.00       497.60         0.00      105.20        0.00         1,221.80
    FORWARD SLASH                   0.00         0.00    -5,000.00        0.00        0.00        -5,000.00
    FUTUREVISION                    0.00         0.00         0.00        0.00        0.00             0.00
    HI SPEED MEDIA                  0.00         0.00         0.00    2,142.81    7,139.57         9,282.38
    INDULGEYOURCELL                 0.00       434.70         0.00        0.00        0.00           434.70
    INFINITY ONE                    0.00         0.00         0.00        0.00    1,500.00         1,500.00
    INTER WEB DATA CONCEPTS         0.00     2,500.00         0.00        0.00        0.00         2,500.00
    INTERNET FUEL               1,360.01         0.00         0.00        0.00        0.00         1,360.01
    ITT                         2,500.00         0.00         0.00        0.00        0.00         2,500.00
    IWIN/UPROAR                     0.00         0.00         0.00        0.00        0.00             0.00
    L90                             0.00    -6,754.00         0.00        0.00        0.00        -6,754.00
    LINEAR                          0.00         0.00         0.00        0.00     -619.80          -619.80
    LOTTO FOREVER                   0.00         0.00     4,055.68        0.00        0.00         4,055.68
    LOWERMYBILLS                3,054.80         0.00         0.00        0.00        0.00         3,054.80
    MAGELLAN STARTEGIC              0.00         0.00         0.00        0.00        0.00             0.00
    MARKETING
    MEGAMAAL                        0.00       734.76        20.00        0.00        0.00           754.76
    MONEYDAZE                       0.00         0.00         0.00    5,000.00        0.00         5,000.00
    MOTHERSHIP                      0.00         0.00         0.00        0.00        0.00             0.00
    MT MARKETING GROUP              0.00         0.00         0.00        0.00    2,000.00         2,000.00
    MYOC                            0.00    -5,000.00         0.00        0.00        0.00        -5,000.00
    NATIONAL ASSOC FOR SELF         0.00       900.00         0.00        0.00        0.00           900.00
    EMPLOYED
    NETGRAB                         0.00         0.00       151.80      213.60        0.00           365.40
    NETWORK COMMERCE                0.00         0.00         0.00        0.00        0.00             0.00
    NEXTIVA                         0.00      -300.00         0.00        0.00        0.00          -300.00
    OLD REPUBLIC TITLE              0.00         0.00         0.00        0.00        0.00             0.00
    OPTIONHOTLINE                   0.00         0.00         0.00        0.00        0.00             0.00
    PLAYSYS                         0.00         0.00         0.00        0.00   -2,113.17        -2,113.17
    RIDE CONSULTING                 0.00     4,560.00         0.00        0.00        0.00         4,560.00
    STANDARD INTERNET               0.00         0.00         0.00        0.00        0.00             0.00


    STRAT MARKETING                 0.00     9,063.00         0.00        0.00        0.00         9,063.00
    STRATEGIC ADVERTISING           0.00         0.00         0.00   -9,908.75        0.00        -9,908.75
    SERVICES
    TOTAL EDATA                     0.00         0.00    19,153.28        0.00        0.00        19,153.28
    TRAFFICMARKETPLACE.COM          0.00         0.00         0.00        0.00        0.00             0.00
    TRAFFIX                    10,360.39         0.00    13,260.30        0.00        0.00        23,620.69
    TRANZACT                        0.00    27,145.18    83,157.30        0.00        0.00       110,302.48
    VCA                             0.00    -10,000.00        0.00        0.00        0.00       -10,000.00
    UPMARKIT                        0.00         0.00         0.00        0.00        0.00             0.00
    USABANNERS.COM                  0.00         0.00         0.00        0.00        0.00             0.00
    WEB SPONSORS                    0.00         0.00         0.00      351.25        0.00           351.25
    WEBCLIENTS                    144.88         0.00         0.00    2,505.80        0.00         2,650.68
    WHENU                           0.00         0.00         0.00        0.00        0.00             0.00
    WINDAILY                        0.00         0.00         0.00       58.11        0.00            58.11
    Z MEDIA                    49,575.19     6,179.21       984.32    1,715.15        0.00        58,453.87
    ZING WIRELESS                 960.00         0.00         0.00        0.00        0.00           960.00
                               ----------   ---------- ------------ ----------- -----------     ------------
TOTAL                          91,428.01    68,300.55   124,195.78   14,345.51   28,141.52       326,411.37
                               ==========   ========== ============ =========== ===========     ============

                                  SCHEDULE "D"
                                  ------------
                                 MINDSET ASSETS

                                    EXHIBIT A
                          FORM OF MEMORANDUM AGREEMENT

MEMORANDUM OF AGREEMENT made and dated for reference the 12th day of April 2002.

BETWEEN:

                  NO. 130 CORPORATE VENTURES LTD. of 2f, 1260 Hornby Street, Vancouver, British Columbia, Canada

                  (hereinafter called "No. 130")
                                                               OF THE FIRST PART

AND:

                  MINDSET INTERACTIVE, INC., of 5 Corporate Park, Suite 160, Irvine, California, USA 92606

                  (hereinafter called "Mindset")

                                                              OF THE SECOND PART

WHEREAS:

A. No. 130 and Mindset entered into a Proposed Funding And Venture Capital Services Agreement made and dated for reference the 5th day of July 2000, as amended December 1, 2000 and June 1, 2001 (the "Agreement"), respecting the provision of funding by No. 130 to Mindset of up to US $2,500,000;

B. No. 130 has provided Mindset funding in the aggregate amount of US $1,970,853 pursuant to the Agreement; and

C. No. 130 and Mindset wish to terminate the Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of $1.00 paid by each of the parties to the other, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed and do hereby agree as follows:

1. The Agreement is hereby terminated.

2. No. 130 shall have no further obligation to provide funding to Mindset pursuant to the Agreement.

3. Pursuant to the terms of the Agreement, No. 130 advanced $550,000 to Mindset (the "Note"). The parties hereto hereby acknowledge that No. 130 has consented to the assumption of the liabilities under the Note by Mindset Interactive

Corp., a Nevada corporation and the former parent of Mindset and No. 130 will, concurrently with the closing of this Memorandum Agreement, release Mindset from any and all liability under the Note.

4. The Agreement and the Note shall be null and void for all purposes and no rights or liabilities shall arise thereunder as of the day and year first above written.

5. CONDITION TO CLOSING. Concurrently with the execution of this Memorandum Agreement, Mindset shall enter into a Corporate Separation Agreement and Mutual General Releases with Mindset Interactive Corp., the form of which is attached hereto as Exhibit "A."

6. RELEASE OF CLAIMS.

         (a) MUTUAL RELEASE. In consideration of and conditioned upon receipt of the full and complete consideration and performance of all conditions set forth herein, Mindset and No. 130 shall mutually release each other, their past, present or future parent corporations, subsidiaries, predecessors, affiliates, partners, successors, assigns, associates, employees, independent contractors, officers, directors, shareholders, agents and attorneys, whether DE FACTO or DE JURE, and any of their successors and assigns and legal representatives, and any of their heirs, executors, administrators, or any person claiming by, through, or on behalf of any of them, in whatever capacity, either personal or representative, and each of them, from any and all manner of action or actions, cause or causes of action, suits, debts, liabilities, demands, agreements, sums of money in controversy, damages, accounts, reckonings and liens of every kind or nature whatsoever, whether known, suspected or unsuspected, which they shall have, own or hold, which they at any time heretofore had, owned or held, or could, shall or may hereafter own, or hold, by reason of, arising out of, or in connection with such matters which relate to or in any way arise out, or could relate to or arise out of, their business relationship to the date of this Memorandum Agreement (collectively, the "Claim" or "Claims"). From and after the date hereof, neither Mindset nor No. 130, nor their successors or assigns, shall have any Claim of any kind or nature on or against each other, their legal successors and assigns, their heirs, executors, administrators, and personal representatives, employees, or agents directly or indirectly on any such matter or cause, fact, thing, act or omission existing, done or admitted to be done at any time whatsoever to and including the date hereof, on matters related to or in any way arising out of or which could relate to or arise out of their business relationship to the date of this Memorandum Agreement, but excluding their obligations hereunder.

         (b) FUTURE CLAIMS. Except as to the executory provisions of this Memorandum Agreement, the parties each acknowledge that they are aware of the fact that it is the intention of the parties hereto, in which intention each of the parties agree, that, upon execution by the parties, this Memorandum Agreement shall be effective as a full and final accord and satisfaction in settlement of and as a bar to, any and all Claims heretofore referred to and released which any party hereto has, may have in the future, or has had against the other party hereto. In connection with such waiver and relinquishment, the parties hereto acknowledge that each is aware that they or their attorneys may hereafter discover facts different from or in addition to, facts known and believed true with respect to the subject matter of this Memorandum Agreement, but that it is each party's intention hereby to fully, finally, absolutely and forever settle any and all Claims, heretofore referred to, disputes and differences which do exist, may exist or heretofore have existed between any of the parties to this Memorandum Agreement and that, in furtherance of such intention, the releases herein given shall be and remain in effect as full and complete releases, notwithstanding the discovery of any such different or additional facts. Therefore, each of the parties hereto acknowledge that each has been informed by their respective attorneys and advisors of, and each is familiar with, Section 1542 of the CIVIL CODE of the State of California, which provides as follows:

                  "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing a release, which if known by him must have materially affected his settlement with the debtor."


         Each of the parties does hereby waive and relinquish all rights and benefits each has or may have under Section 1542 of the CIVIL CODE of the State of California, to the fullest extent that each may lawfully waive such rights and benefits pertaining to the subject matter of this Memorandum Agreement, and acknowledges that this waiver is a material inducement to the other party's execution of this Memorandum Agreement.

7. NO PENDING OR FUTURE LAWSUITS. Each of the parties hereto represents that it has no lawsuits, claims or actions pending in its name, or on behalf of any other person or entity, against the other parties or any other person or entity referred to herein. Each of the parties hereto also represents that it does not intend to bring any claims on its own behalf or on behalf of any other person or entity against the other parties hereto or any other person or entity referred to herein.

8. NO ADMISSION OF LIABILITY. No action by the parties hereto, either previously or in connection with this Memorandum Agreement, shall be deemed or construed to be an admission of the truth or falsity of any matter pertaining to any Claim referred to herein or relating to the subject matter of this Memorandum Agreement, or an acknowledgment by any of the parties of any liability to the other parties hereto, or to any other person.

9. CONFIDENTIALITY. The parties and their attorneys expressly agree that they shall keep the terms and conditions of this Memorandum Agreement confidential, and that neither the parties, nor their attorneys, agents or employees, shall disclose those terms and conditions to any other person unless compelled by law to do so; provided, however, that they may disclose the terms and conditions of this Memorandum Agreement to tax or financial advisors and to legal counsel, on condition that each of those individuals expressly agrees not to disclose the terms and conditions of this Memorandum Agreement to anyone else.

10. SUCCESSORS AND ASSIGNS. The provisions of this Memorandum Agreement shall be binding and extend to and inure to the benefit of the partners, employees, legal successors, assigns, heirs, executors, and administrators of each of the parties, including, without limitation, any partnerships, corporations or other entities in which any of them have a controlling interest or position, and shall also be binding upon their agents, servants, representatives, attorneys and persons acting for them or on their behalf.

11. COMPLETE DEFENSE. This Memorandum Agreement may be used by any one or more of the parties hereto as a full and complete defense to, and the parties hereby consent that it may be used as the basis for an injunction against, any action, suit or other proceeding based on any Claim released by this Memorandum Agreement as to any one or more of the parties.

12. ENTIRE AGREEMENT. This Memorandum Agreement is the entire agreement between the parties hereto relating to the subject matter hereof and supersedes and replaces all prior negotiations or proposed agreements, written or oral, relating thereto. Each of the parties hereto acknowledges that no other party, nor any agent or attorney of any other party, has made any promise, representation or warranty whatsoever, express or implied, not contained herein concerning the subject matter hereof, to induce them to execute this Memorandum Agreement in reliance upon any such promise, representation or warranty not contained herein. No provision of this Memorandum Agreement may be amended or added hereto except by an agreement in writing signed by all parties hereto or their respective successors-in-interest.

13. REPRESENTATIONS OR WARRANTIES. Each of the parties represents and warrants that (1) it is the sole and absolute owner of the Claim or Claims and that it has not heretofore nor will in the future, assign or transfer or purport to assign or transfer to any person or entity, either voluntarily or involuntarily, the Claim or Claims, or portion thereof; (2) that each party has full authority to release and forever discharge the Claim or Claims and to execute this Memorandum Agreement and bind itself to this Memorandum Agreement by execution hereof; and (3) that to the best of its knowledge, the execution and delivery of this Agreement will not violate any agreement, court order, administrative order of any governmental entity, or any law or governmental regulation.

14. TIME IS OF THE ESSENCE. Time is of the essence as to the performance of all obligations herein.

15. COUNTERPARTS; SEVERANCE. This Memorandum Agreement may be executed in any number of counterparts, including electronically transmitted counterparts, and if so executed, each such counterpart shall have the same force and full effect of an original. If any term or provision of this Memorandum Agreement is determined to be invalid or unenforceable, the remaining terms and provisions shall not be affected thereby and shall remain in full force and effect to the maximum extent permitted by law.

16. SURVIVAL. All the agreements, representations, warranties and obligations of the parties set forth in this Memorandum Agreement shall survive the execution of this Memorandum Agreement.

17. CHOICE OF LAW. This Memorandum Agreement shall be governed by and construed under the laws of the State of California, without regard to its conflict of law rules.

18. ATTORNEYS' FEES; ARBITRATION. In the event that a dispute arises between the parties regarding or relating to this Memorandum Agreement, the prevailing party shall be entitled to recover the full amount of their attorneys' fees, expert fees and costs incurred in connection with such dispute. Any dispute between the parties hereof shall be submitted to arbitration under the rules of the American Arbitration Association in the office of such association handling matters arising in the County of Orange, State of California.

19. GOOD FAITH. The parties shall act reasonably and in good faith in carrying out all terms and conditions contained in this Memorandum Agreement.

20. REPRESENTATION BY COUNSEL. Each party hereto acknowledges and represents to the other that it has had the advice of attorneys of its own choosing in connection with the evaluation of the dispute and the negotiation and execution of this Memorandum Agreement, and has had an adequate opportunity to consider this Memorandum Agreement, understand it and voluntarily accept its terms.

IN WITNESS WHEREOF the parties hereto have executed this Memorandum of Agreement as of the day and year first above written.

NO. 130 CORPORATE VENTURES LTD.


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Signature of Authorized Signatory

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Name of Authorized Signatory

MINDSET INTERACTIVE INC.


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Signature of Authorized Signatory

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Name of Authorized Signatory

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                                    EXHIBIT A

           CORPORATE SEPARATION AGREEMENT AND MUTUAL GENERAL RELEASES